                                                                    Exhibit 10.1


       Form of Contribution Agreement among Grove Real Estate Asset Trust,
                Grove Operating, L.P. and certain other parties.

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                         FORM OF CONTRIBUTION AGREEMENT


                                 by and between



                         GROVE REAL ESTATE ASSET TRUST,
                    a Maryland real estate investment trust,


                             GROVE OPERATING, L.P.,
                         a Delaware limited partnership


                                       and


                          the Contributors named herein


                           DATED: As of _______, 1997





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                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----


ARTICLE 1   DEFINITIONS......................................................1
      1.1   Definitions......................................................1
      1.2   References.......................................................7

ARTICLE 2   CONTRIBUTION AND ACCEPTANCE; OTHER TRANSACTIONS..................7
      2.1   Contribution and Acceptance of GREAT Properties..................7
      2.2   Contribution and Acceptance of New Equity Proceeds...............9
      2.3   Non-Liquidating Property Partnerships............................9
      2.4   Liquidating Property Partnerships................................9
      2.5   Management Company Assets and Liabilities.......................10
      2.6   Burgundy Studio Apartments......................................10

ARTICLE 3   CONSIDERATION...................................................11
      3.1   Units and Cash..................................................11
      3.2   Operating Partnership Agreement.................................11

ARTICLE 4   COVENANTS, REPRESENTATIONS AND WARRANTIES.......................12
      4.1   Representations and Warranties of the Grove Contributors........12
      4.2   Representations and Warranties of GREAT.........................18
      4.3   Representations and Warranties of the Other Contributors........23
      4.4   Representations and Warranties of the Operating Partnership.....25
      4.5   Survival of Representations and Warranties......................26

ARTICLE 5   CLOSING MATTERS.................................................26
      5.1   Closing.........................................................26
      5.2   New York Style Closing..........................................26
      5.3   Surveys, Title Commitments and Searches.........................26
      5.4   Title Policies..................................................27

ARTICLE 6   CLOSING DELIVERIES..............................................27
      6.1   The Contributors' Deliveries....................................27
      6.2   The Operating Partnership's Deliveries..........................29
      6.3   Concurrent Transactions.........................................30
      6.4   Further Assurances..............................................30
      6.5   Possession......................................................30

ARTICLE 7   APPORTIONMENTS; SECURITY DEPOSITS...............................30
      7.1   Apportionments for Wholly-Owned Projects........................30


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                                                                          Page
                                                                          ----

      7.2   Apportionments for Non-Liquidating Partnerships.................31
      7.3   Apportionments for Management Company...........................32
      7.4   Payment of Apportionments.......................................32
      7.5   Security Deposits...............................................32

ARTICLE 8   INDEMNITIES.....................................................32
      8.1   The Contributors' Indemnity.....................................32
      8.2   The Operating Partnership's Indemnity...........................33
      8.3   Notice of Claims................................................33
      8.4   Limitation on Liability.........................................33
      8.5   Limitations on Indemnification Obligations......................34

ARTICLE 9   MISCELLANEOUS...................................................34
      9.1   Expenses........................................................34
      9.2   Brokerage.......................................................34
      9.3   Survival........................................................34
      9.4   Construction....................................................35
      9.5   General.........................................................35
      9.6   Headings........................................................35
      9.7   Governing Law; Parties at Interest..............................35
      9.8   Power of Attorney...............................................35

Schedules

Schedule A  -     Contributions
Schedule B  -     Cash Contributions by the Operating Partnership to Liquidating
                  Partnerships
Schedule C  -     Management Company Assets and Liabilities
Schedule D  -     GREAT Real Estate
Schedule E  -     Partnership Real Estate
Schedule F  -     Burgundy Real Estate
Schedule G  -     Rent Roll
Schedule H  -     Hazardous Materials; Environmental Matters
Schedule I  -     Financing Arrangements
Schedule J  -     Insurance
Schedule K  -     Service Contracts
Schedule L  -     Condition of Projects
Schedule M  -     Property Partnership Agreements

                         FORM OF CONTRIBUTION AGREEMENT

      THIS CONTRIBUTION AGREEMENT (the "Agreement") is made as of this ____ day of __________, 1997, by and between: GROVE REAL ESTATE ASSET TRUST, a Maryland real estate investment trust ("GREAT"), GROVE OPERATING, L.P., a Delaware limited partnership (the "Operating Partnership" or the "OP"), and each of the individuals and entities listed on Schedule A hereto (each, a "Contributor" and, collectively, the "Contributors").

                             W I T N E S S E T H:

      WHEREAS, the Contributors own interests in 23 multi-family residential projects, one neighborhood shopping center and certain other assets, all as set forth herein.

      WHEREAS, concurrently with the consummation of the other Consolidation Transactions (as hereinafter defined), the Contributors desire to contribute to the Operating Partnership all of their respective rights, title and interests in and to such assets in exchange for Units (as hereinafter defined) and cash, all pursuant to and in accordance with this Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      1.1 Definitions. As used herein, the following terms shall have the respective meanings indicated below:

      Agreement: This Contribution Agreement, including the schedules attached hereto, as this Contribution Agreement may be, amended, supplemented or modified from time to time.

      Burgundy: Burgundy Associates Limited Partnership, a Connecticut limited partnership.

      Burgundy Improvements: As defined in Section 2.6.B.

      Burgundy Intangible Property: As defined in Section 2.6.D.

      Burgundy Leases: As defined in Section 2.6.E.

      Burgundy Personalty: As defined in Section 2.6.C.

      Burgundy Project: As defined in Section 2.6.



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

      Burgundy Real Estate: As defined in Section 2.6.A.

      Closing: As defined in Section 5.1 hereof.

      Closing Date: As defined in Section 5.1 hereof.

      Code: The Internal Revenue Code of 1986, as amended from time to time.

      Consolidation Transactions: The consolidation transactions proposed to be entered into by GREAT, the Operating Partnership and certain other parties, as described in the Proxy Statement.

      Contributors: As defined in the caption to this Agreement.

      Damages: Any loss, liability, claim, obligation, damage or expense (including reasonable legal fees and expenses).

      Economic Interest:With respect to any Contributor's interest in a Liquidating Partnership, all of such Contributor's right, title and interest in and to the economic interests in such Liquidating Partnership, including, without limitation, all of such Contributor's rights in the profits, losses, capital, surplus, assets and distributions of such Liquidating Partnership.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

      Environment: Soil, surface waters, ground waters, land, stream sediments, surface or subsurface strata and ambient air.

      Environmental Laws: Any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the Environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the Environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

      Exchange Offer: The Offer to Exchange, dated December 2, 1996, from the Operating Partnership to the limited partners of the Property Partnerships, as amended and as supplemented from time to time.

      Expenses: As defined in Section 9.1 hereof.

      GREAT: Grove Real Estate Asset Trust, a Maryland real estate investment trust.

      GREAT Improvements: As defined in Section 2.1.B.

      GREAT Intangible Property: As defined in Section 2.1.D.

      GREAT Leases: As defined in Section 2.1.E.

      GREAT Personalty: As defined in Section 2.1.C.

      GREAT Projects: As defined in Section 2.1.

      GREAT Real Estate: As defined in Section 2.1.A.

      Grove Contributors: Brian Navarro, Damon Navarro, Edmund Navarro, Joseph LaBrosse, Grove Investment Group, Inc., the Management Company, Burgundy and [other Grove-affiliated Contributors].

      Grove Leases: Collectively, the Partnership Leases and the Burgundy
Leases.

      Grove Owners: Collectively, the Property Partnerships and Burgundy.

      Grove Projects: Collectively, the Partnership Projects and the Burgundy Project.

      Hazardous Materials: As defined in Section 4.1.J hereof.

      Improvements: Collectively, the GREAT Improvements, the Partnership Improvements and the Burgundy Improvements.

      Leases: Collectively, the GREAT Leases, the Partnership Leases and the Burgundy Leases.

      Liquidating Partnerships: The Property Partnerships identified on Schedule A as being Liquidating Partnerships.

      Liquidating Partnership Contributors: Collectively, the parties identified on Schedule A as Contributors of interests in the Liquidating Partnerships.

      Liquidating Partnership Projects: Collectively, the Partnership Projects owned by the Liquidating Partnerships.

      Management Company: Grove Property Services Limited Partnership, a Connecticut limited partnership.

      Management Company Assets and Liabilities: As defined in Section 2.5.

      Management Contracts: All contracts, commitments and agreements of the Management Company relating to the provision of property management services by the Management Company to Owners or any other Person.

      Material Adverse Effect: With respect to any Person, a material adverse effect on the properties, business, results of operation or financial condition of such Person.

      Multiemployer Plan: A multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by a Contributor or Property Partnership and which is covered by Title IV of ERISA.

      New Equity Proceeds: As defined in Section 2.2.

      Non-Liquidating Partnerships: The Property Partnerships identified on Schedule A as being Non-Liquidating Partnerships.

      Non-Liquidating Partnership Contributors: Collectively, the parties identified on Schedule A as being Contributors of interests in the Non-Liquidating Partnerships.

      Obligations: All payments required to be made and all representations, warranties, covenants, agreements and commitments required to be performed under the provisions of this Agreement by the Contributors or the Operating Partnership, as applicable.

      OP: As defined in the caption to this Agreement.

      Operating Partnership: As defined in the caption to this Agreement.

      Operating Partnership Agreement: The Limited Operating Partnership Agreement of the Operating Partnership to be entered into at or prior to Closing by GREAT, as general partner, and the other Contributors and various other persons, as limited partners, as amended, modified or supplemented from time to time.

      Other Contributors: The Contributors other than GREAT and the Grove Contributors.

      Owners: Collectively, GREAT, the Property Partnerships and Burgundy.

      Partnership Improvements: Collectively, the apartment complexes, ancillary parking lots, and any and all other improvements and structures located on the Partnership Real Estate.

      Partnership Intangible Property: Collectively, all intangible property or interest therein now or hereafter owned or held by a Property Partnership between the date hereof and the date of the Closing in connection with the Partnership Real Estate (or any portion thereof), the Partnership Improvements, the Partnership Personalty or any business or businesses conducted on the Partnership Real Estate, or on any portion thereof, or in connection with the ownership,


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

operation, management or use thereof, including (1) any trade style or trade name used in connection with the Partnership Real Estate or any of the Partnership Improvements; (2) any assignable Service Contracts; (3) all "as-built" plans and specifications or other construction drawings of any type in the Property Partnerships' possession or control prepared in connection with the construction of the Partnership Improvements; (4) all tests, studies and reports in the Property Partnerships' possession or control prepared with respect to the Partnership Real Estate or the Partnership Improvements (including any environmental reports); (5) all of the Property Partnerships' books and records with respect to the Partnership Real Estate or the Partnership Improvements; and (6) all assignable guarantees and warranties (including guarantees and warranties pertaining to the construction of the Partnership Improvements or pertaining to the acquisition of the Partnership Real Estate, or any parcel thereof, or any of the Partnership Improvements by a Property Partnership), licenses and other governmental permits, approvals and permissions (including the certificate of occupancy) relating to the Partnership Real Estate, or any portion thereof, the Partnership Improvements, or the ownership, operation, management or use thereof.

      Partnership Leases: All leases or occupancy agreements for any units in the Partnership Improvements or for any other portion of the Partnership Real Estate or the Partnership Improvements.

      Partnership Personalty: Collectively, all fixtures and other personal and tangible property or interest therein owned by the Property Partnerships, including the heating, sprinkler, plumbing, air conditioning and ventilation systems, furniture, appliances, blinds, office equipment and furniture, supplies, replacements, machinery, equipment, and any other personal property or interest therein owned by Partnership, now or hereafter located on the Partnership Real Estate, or on any portion thereof, or in any of the Partnership Improvements, or used in connection with the ownership, operation, management or use of the Partnership Real Estate, or any portion thereof, or any of the Partnership Improvements.

      Partnership Projects: Collectively, the Partnership Real Estate, Partnership Improvements, Partnership Personalty, Partnership Intangible Property and Partnership Leases.

      Partnership Real Estate: Collectively, the land described on Schedules E-1 through E-[___] attached hereto and made a part hereof, together with all of the rights, privileges, easements and appurtenances belonging or appertaining to such land, including all oil, gas and mineral rights belonging to the Property Partnerships, all right, title and interest of the Property Partnerships in and to all land lying in any street, alley, road or avenue, open or proposed, in front of or adjoining such land, to the centerline thereof, all rights-of-way adjacent to such land and all right, title and interest of the Property Partnerships in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage to such land by reason of change of grade of any street.

      PBGC: The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.


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

      Permitted Exceptions: Any liens, encumbrances, restrictions, exceptions and other matters specified on the Searches, Title Commitments, Title Policies or Surveys, to which title to the Real Estate may be subject on the Closing Date.

      Person: Any individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

      Plan: An employee benefit or other plan established or maintained by a Contributor, Property Partnership or the Management Company and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

      Projects: The GREAT Projects, the Partnership Projects and the Burgundy Project.

      Property Partnerships: The partnerships listed on Schedule A hereto.

      Property-Related Representations and Warranties: The representations and warranties of the Grove Contributors set forth in subsections [F-J and L-Z] of
Section 4.1 and the representations and warranties of GREAT set forth in subsections [F-J and L-Z] of Section 4.2.

      Proxy Statement: The proxy statement relating to a special meeting of shareholders of GREAT to be held on or about March 10, 1997.

      Real Estate: Collectively, the GREAT Real Estate, the Partnership Real Estate and the Burgundy Real Estate.

      Searches: As defined in Section 5.3(c) hereof.

      Securities Act: As defined in Section 4.1.DD.

      Service Contracts: All laundry equipment leases, management, leasing, repair, maintenance, operating, supply, purchase, consulting, advertising, service, equipment, concession and other contracts, commitments and agreements (excluding the Leases) relating to the Real Estate.

      Surveys: Collectively, the surveys for the Projects delivered in accordance with Section 5.3(a) hereof.

      Title Commitments: Collectively, the commitments for title insurance delivered in accordance with Section 5.3(b) hereof.

      Title Company: __________.



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

      Title Defect: Any lien, claim, charge, security interest, restriction, title exception, defect or encumbrance other than a Permitted Exception.

      [Title Policies: Collectively, the policies of title insurance delivered in accordance with Section 5.3 hereof.]

      Transfer: As defined in Section 4.1.DD.

      Units: Units of beneficial interest in the Operating Partnership. Except for Units issued to GREAT, which shall be Units of general partnership interest, all Units referred to in this Agreement shall be Units of limited partnership interest.

      Unit Value: The per Unit value of the Units at the time of the consummation of the Consolidation Transactions (which per Unit value shall be equal to the value of a Unit as set forth in the Exchange Offer).

      Withdrawing General Partner: Each Contributor identified on Schedule A as being a Withdrawing General Partner.

      Wholly-Owned Projects: Collectively, the GREAT Projects, the Liquidating Partnership Projects and the Burgundy Project.

      1.2 References. Except as otherwise specifically indicated, all references to Section and Subsection numbers refer to Sections and Subsections of this Agreement, and all references to Schedules refer to the Schedules attached hereto. The words "hereby," "hereof," "herein," "hereto," "hereunder," "hereinafter," and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The word "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement. The word "including" shall mean "including, without limitation." Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement.

                                    ARTICLE 2

                 CONTRIBUTION AND ACCEPTANCE; OTHER TRANSACTIONS

      2.1 Contribution and Acceptance of GREAT Properties. Subject to the terms and conditions contained in this Agreement, GREAT agrees to contribute and assign to the Operating Partnership, and the Operating Partnership agrees to accept, the following (collectively, the "GREAT Projects"):

            A. All of the land described on Schedules D-1 through D-4 attached hereto and made a part hereof, together with all of the rights, privileges, easements and appurtenances belonging or appertaining to such land, including all oil, gas and mineral rights belonging to GREAT, all right, title and interest of GREAT in and to all land lying in any street, alley, road or avenue, open or proposed, in front of or adjoining such land, to the centerline thereof, all rights-of-way adjacent to such land and all right, title and interest of GREAT in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage to such land by reason of change of grade of any street (such land and all such rights, privileges, easements and appurtenances are collectively referred to herein as the "GREAT Real Estate").

            B. The apartment complexes, ancillary parking lots, and any and all other improvements and structures located on the GREAT Real Estate (hereinafter collectively called the "GREAT Improvements").

            C. All fixtures and other personal and tangible property or interest therein owned by GREAT, including the heating, sprinkler, plumbing, air conditioning and ventilation systems, furniture, appliances, blinds, office equipment and furniture, supplies, replacements, machinery, equipment, and any other personal property or interest therein owned by GREAT, now or hereafter located on the GREAT Real Estate, or on any portion thereof, or in any of the GREAT Improvements, or used in connection with the ownership, operation, management or use of the GREAT Real Estate, or any portion thereof, or any of the GREAT Improvements (all of the foregoing are hereinafter collectively called the "GREAT Personalty").

            D. All intangible property or interest therein now or hereafter owned or held by GREAT between the date hereof and the date of the Closing in connection with the GREAT Real Estate (or any portion thereof), the GREAT Improvements, the GREAT Personalty or any business or businesses conducted on the GREAT Real Estate, or on any portion thereof, or in connection with the ownership, operation, management or use thereof, including (1) any trade style or trade name used in connection with the GREAT Real Estate or any of the GREAT Improvements; (2) any assignable Service Contracts; (3) all "as-built" plans and specifications or other construction drawings of any type in GREAT's possession or control prepared in connection with the construction of the GREAT Improvements; (4) all tests, studies and reports in GREAT's possession or control prepared with respect to the GREAT Real Estate or the GREAT Improvements (including any environmental reports); (5) all of GREAT's books and records with respect to the GREAT Real Estate or the GREAT Improvements; and (6) all assignable guarantees and warranties (including guarantees and warranties pertaining to the construction of the GREAT Improvements or pertaining to the acquisition of the GREAT Real Estate, or any parcel thereof, or any of the GREAT Improvements by GREAT), licenses and other governmental permits, approvals and permissions (including the certificate of occupancy) relating to the GREAT Real Estate, or any portion thereof, the GREAT Improvements, or the ownership, operation, management or use thereof (all of the foregoing are hereinafter collectively called the "GREAT Intangible Property").

            E. All leases or occupancy agreements for any units in the GREAT Improvements or for any other portion of the GREAT Real Estate or the GREAT Improvements (the "GREAT Leases").

      2.2 Contribution and Acceptance of New Equity Proceeds. Subject to the terms and conditions contained in this Agreement, GREAT agrees to contribute to the Operating Partnership, and the Operating Partnership agrees to accept, up to $30 million, which amount shall equal the gross proceeds of a private placement by GREAT of up to 3,333,333 Common Shares to one or more investors ("New Equity Proceeds").

      2.3 Non-Liquidating Property Partnerships.

            A. Withdrawing General Partners. Subject to the terms and conditions contained in this Agreement, each of the Withdrawing General Partners hereby agrees to withdraw as a general partner of the applicable Non-Liquidating Property Partnership, effective immediately prior to consummation of the transactions contemplated by Subsection 2.3.B, which withdrawal will, in accordance with the partnership agreement of such Non-Liquidating Property Partnership, cause such general partnership interest to be automatically converted into a limited partnership interest in the applicable Property Partnership.

      B. Contribution or Transfer; Acceptance. Subject to the terms and conditions contained in this Agreement, each of the Non-Liquidating Partnership Contributors hereby agrees to contribute and/or assign to the Operating Partnership or GREAT, as the case may be, the interests in the Non-Liquidating Partnerships, as set forth on Schedule A.


      2.4 Liquidating Property Partnerships.

            A. Contribution; Acceptance. Subject to the terms and conditions of this Agreement, each Liquidating Partnership Contributor hereby agrees to contribute to the Operating Partnership, and the Operating Partnership agrees to accept, all of such Liquidating Partnership Contributor's Economic Interests in the Liquidating Partnerships, as set forth on Schedule A.

            B. Liquidation and Distribution of Assets. Subject to the terms and conditions of this Agreement, each Liquidating Partnership Contributor hereby agrees to cause each Liquidating Partnership in which it holds interests to liquidate in accordance with its partnership agreement immediately after consummation of the transactions contemplated by Subsection 2.4.A, and in connection with such liquidation, to make an "in-kind" distribution to the Operating Partnership (or a subsidiary of the Operating Partnership) in accordance with its partnership agreement of 100% of the Partnership Project held by such Liquidating Partnership. As partial consideration for such distribution and simultaneously therewith, the Operating Partnership shall contribute cash to each Liquidating Partnership, in the amounts set forth on Schedule B, which amounts shall be sufficient to permit distribution to those limited partners of such Liquidating Partnership not electing to participate in the Exchange Offer of cash equivalent to such limited partners' allocable portion of the assets of the Liquidating Partnership to which they are entitled in accordance with the partnership agreement of such Liquidating Partnership. In connection with such liquidation each Liquidating Partnership Contributor hereby agrees to cause such Liquidating Partnership to distribute such cash to such limited partners, all in accordance with the partnership agreement of the Liquidating Partnership.

      2.5 Management Company Assets and Liabilities. Subject to the terms and conditions contained in this Agreement, the Management Company hereby agrees to contribute and assign to the Operating Partnership, and the Operating Partnership agrees to accept and assume, all of the Contributors' right, title and interest in and to the assets and liabilities of the Management Company as of the Closing Date relating primarily to the property management business of the Management Company, including, without limitation, the Management Contracts, the trade name "Grove Property Services" and the assets and liabilities set forth on Schedule C hereto (the "Management Company Assets and Liabilities").

      2.6 Burgundy Studio Apartments. Subject to the terms and conditions contained in this Agreement, Burgundy hereby agrees to contribute to the Operating Partnership, and the Operating Partnership agrees to accept, the following (collectively, the "Burgundy Project"):

            A. All of the land described on Schedule F attached hereto and made a part hereof, together with all of the rights, privileges, easements and appurtenances belonging or appertaining to such land, including all oil, gas and mineral rights belonging to Burgundy, all right, title and interest of Burgundy in and to all land lying in any street, alley, road or avenue, open or proposed, in front of or adjoining such land, to the centerline thereof, all rights-of-way adjacent to such land and all right, title and interest of Burgundy in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage to such land by reason of change of grade of any street (such land and all such rights, privileges, easements and appurtenances are collectively referred to herein as the "Burgundy Real Estate").

            B. The apartment complexes, ancillary parking lots, and any and all other improvements and structures located on the Burgundy Real Estate (hereinafter collectively called the "Burgundy Improvements").

            C. All fixtures and other personal and tangible property or interest therein owned by Burgundy, including the heating, sprinkler, plumbing, air conditioning and ventilation systems, furniture, appliances, blinds, office equipment and furniture, supplies, replacements, machinery, equipment, and any other personal property or interest therein owned by Burgundy, now or hereafter located on the Burgundy Real Estate, or on any portion thereof, or in any of the Burgundy Improvements, or used in connection with the ownership, operation, management or use of the Burgundy Real Estate, or any portion thereof, or any of the Burgundy Improvements (all of the foregoing are hereinafter collectively called the "Burgundy Personalty").

            D. All intangible property or interest therein now or hereafter owned or held by Burgundy between the date hereof and the date of the Closing in connection with the Burgundy Real Estate (or any portion thereof), the Burgundy Improvements, the Burgundy Personalty or any business or businesses conducted on the Burgundy Real Estate, or on any portion thereof, or in connection with the ownership, operation, management or use thereof, including (1) any trade style or trade name used in connection with the Burgundy Real Estate or any of the Burgundy Improvements; (2) any assignable Service Contracts; (3) all "as-built" plans and specifications or other construction drawings of any type in Burgundy's possession or control prepared in connection with the construction of the Burgundy Improvements; (4) all tests, studies and reports in Burgundy's possession or control prepared with respect to the Burgundy Real Estate or the Burgundy Improvements (including any environmental reports); (5) all of Burgundy's books and records with respect to the Burgundy Real Estate or the Burgundy Improvements; and (6) all assignable guarantees and warranties (including guarantees and warranties pertaining to the construction of the Burgundy Improvements or pertaining to the acquisition of the Burgundy Real Estate, or any parcel thereof, or any of the Burgundy Improvements by Burgundy), licenses and other governmental permits, approvals and permissions (including the certificate of occupancy) relating to the Burgundy Real Estate, or any portion thereof, the Burgundy Improvements, or the ownership, operation, management or use thereof (all of the foregoing are hereinafter collectively called the "Burgundy Intangible Property").

            E. All leases or occupancy agreements for any units in the Burgundy Improvements or for any other portion of the Burgundy Real Estate or the Burgundy Improvements (the "Burgundy Leases").

                                    ARTICLE 3

                                  CONSIDERATION

      3.1 Units and Cash. In consideration of the contributions, conveyances, assignments and transfers to be made by the Contributors under Article 2 hereof, the Operating Partnership agrees to issue and sell to each Contributor the Units set forth with respect to such Contributor set forth on Schedule A hereto, and GREAT agrees to pay to each Contributor the cash amounts set forth with respect to such Contributor on Schedule A hereto, as adjusted pursuant to Section 7.4 hereof and after accounting for any credits or adjustments pursuant to any other provision of this Agreement.

      3.2 Operating Partnership Agreement. At or prior to Closing, the Operating Partnership and the Contributors receiving Units pursuant to Section 3.1 shall enter into the Operating Partnership Agreement with all other parties thereto.

                                   ARTICLE 4

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

      4.1 Representations and Warranties of the Grove Contributors. To induce the Operating Partnership to execute, deliver and perform this Agreement, each of the Grove Contributors represents and warrants, jointly and severally, to GREAT and the Operating Partnership on and as of the date hereof as follows:

            A. Existence. Each Grove Contributor that is not a natural person, and each of the Property Partnerships and the Management Company: (i) is duly organized and validly existing under the laws of the state of its organization;
(ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on such Grove Contributor.

            B. Authorization, Execution, Etc. Each Grove Contributor has, in the case of any Grove Contributor other than an individual, all necessary power and authority, and in the case of a natural person, the legal capacity to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by each Grove Contributor of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by each Grove Contributor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

            C. No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof by the Grove Contributors will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under (i) the organizational documents of any Grove Contributor, Property Partnership or the Management Company, (ii) any material applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any material agreement or instrument to which any Grove Contributor, Property Partnership or the Management Company is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of any Grove Contributor, Property Partnership or the Management Company pursuant to the terms of any such agreement or instrument.

            D. Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or, to the knowledge of the Grove Contributors, threatened against any of the Grove Contributors, Property

Partnerships or the Management Company, except for such proceedings which, if decided adversely to such Person would not have a Material Adverse Effect on such Person.

            E. Approvals. The Grove Contributors have obtained all material authorizations, approvals or consents of, and have made all material filings or registrations with, any governmental or regulatory authority or agency that are necessary for the execution, delivery or performance by the Grove Contributors of this Agreement or for the validity or enforceability thereof.

            F. Rent Roll. Schedule G hereto is a true and correct list of the rent rolls for the Grove Projects copies of which have been delivered to the Operating Partnership. Each rent roll is a true and correct rent roll for the applicable Grove Project, showing, for each apartment unit the following information: (i) whether the unit is occupied and, if occupied, (ii) the name(s) of the tenant(s), (iii) the amount of rent, (iv) the amount of any security deposit, (v) the starting and termination date of the lease term, (vi) whether there is any delinquency and, if so, how much, (vii) unit type (e.g., 1, 2 or 3 bedroom) and number of baths, (viii) rentable square footage per unit, (ix) renewal options, if any, and (x) any utilities which are furnished as part of the rent.

            G. Parties In Possession. Except as shown on the rent rolls listed on Schedule G, no Person is in possession of any Grove Project or any portion thereof, and no Person has any interest in any Project, or any portion thereof, except for the Grove Owners.

            H. Leases. A correct and complete copy of each Grove Lease (including all amendments thereto) has been provided to the Operating Partnership and each Grove Lease is unmodified (except for such amendments) and in full force and effect and neither the Grove Owners nor, to the Grove Contributors' knowledge, any other party to any thereof is in default thereunder.

            I. ERISA. Each Grove Contributor, Property Partnership and the Management Company has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

            J. Hazardous Materials. To the Grove Contributors' knowledge, except as disclosed in Schedule H hereto or in any environmental reports or audits furnished to the Operating Partnership prior to the date hereof, each Grove Owner has obtained all permits, licenses and other authorizations which it is required to obtain under all Environmental Laws, and each Grove Owner is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

            In addition, to the Grove Contributors' knowledge, except as disclosed in Schedule H hereto or in any environmental reports or audits furnished to the Operating Partnership prior to the date hereof:

                  (1) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened, by any governmental or other entity with respect to any alleged failure by a Grove Owner to have any permit, license or authorization required in connection with the conduct of its business with respect to any generation, treatment, storage, recycling, transportation, release or disposal, or any release as defined in 42 U.S.C. ss. 9601(22), of any substance regulated under Environmental Laws ("Hazardous Materials") generated by a Grove Owner.

                  (2) No Grove Owner has handled any Hazardous Material, other than as a generator, on any property now or previously owned or leased by it.

                  (3) No polychlorinated biphenyls are or have been present at any property now or previously owned or leased by a Grove Owner.

                  (4) No asbestos is or has been present at any property now or previously owned or leased by a Grove Owner.

                  (5) There are no underground storage tanks for Hazardous Materials, active or abandoned, at any property now or previously owned or leased by a Grove Owner.

                  (6) No Hazardous Materials have been released and continue to affect the subject property, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned or leased by a Grove Owner.

                  (7) No Hazardous Materials have been otherwise released at, on or under any property now or previously owned or leased by a Grove Owner.

                  (8) No Grove Owner has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may reasonably be expected to lead to claims against a Grove Owner for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including claims under CERCLA.

                  (9) No notification of a release of a Hazardous Material has been filed by or on behalf of a Grove Owner and no property now or previously owned or leased by a Grove Owner is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

                  (10) There are no liens arising under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by a Grove Owner, and no government actions have been taken or are in process which could subject any of such properties to such liens and no Grove Owner would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned or leased by it in any deed to such property.

                  (11) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of a Grove Owner in relation to any property or facility now or previously owned or leased by it which have not been made available to the Operating Partnership.

            K. Title. The Grove Owners are the sole beneficial owners of, and have good and marketable title to, the Grove Projects, free and clear of all Title Defects. The Management Company is the sole beneficial owner of, and has good and marketable to, assets included in the Management Company Assets and Liabilities free and clear of all security interests, liens or other encumbrances.

            L. Financing Arrangements. Schedule I hereto is a true and correct list of all financing agreements to which any of the Property Partnerships is a party (other than those which are to be repaid or refinanced as part of the Consolidation Transactions), setting forth with respect to each the names of the parties, the dates thereof and of any modifications, amendments or supplements thereto, and the principal amount of the indebtedness evidenced or secured thereby.

            M. Employees. Each of the Property Partnerships and the Management Company has complied in all material respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes (in each case except where any statute of limitations applicable to non-compliance has expired without any claim having been made with respect to such non-compliance), and is not liable for any arrearage of wages, taxes or penalties for failure to comply with any of the foregoing.

            N. Solvency. None of the transactions contemplated by this Agreement will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of the Grove Contributors, and the Grove Contributors are not and will not be rendered insolvent by such transactions or will have received fair and reasonably equivalent value in good faith for the contribution and sale of assets pursuant to this Agreement. The Grove Contributors are able to pay their debts as they become due, including contingent obligations reasonably likely to become due.

            O. Delinquent Property Liens. Except for claims which are not material in amount or which are expressly permitted to exist under this Agreement or which otherwise constitute Permitted Exceptions, there is no delinquent tax, sewer rent, water charge, assessment or other outstanding charges against any of the Partnership Real Estate or the Burgundy Real Estate. Except as shown in the title policy, there are no mechanics' liens or similar Title Defects or, to the Grove Contributors' knowledge, claims for overdue payment for work performed by or on behalf of the Grove Owners, labor or material affecting the Grove Projects and there are no mechanics' liens or similar Title Defects or claims affecting the Grove Projects which have not been insured or endorsed over by the Title Company issuing the Title Policies.

            P. Insurance. The Grove Projects are covered by insurance of the type and in the amounts set forth on Schedule J.

            Q. Improvements. Except as disclosed in the Surveys or Title Commitments, all the Partnership Improvements and Burgundy Improvements lie wholly within the boundary and building restriction lines of the Partnership Real Estate and the Burgundy Real Estate, respectively, and no improvements on adjoining properties encroach upon the Partnership Real Estate or the Grove Real Estate in any respect.

            R. Casualty; Condemnation. The Grove Projects are free of material damage and waste and there is no proceeding pending or, to the best of the Grove Contributors' knowledge, threatened, for the total or partial taking of any Grove Project, and there has not occurred with respect to any Grove Project any
(i) damage or destruction which would cost more than $100,000 to repair, (b) any taking by condemnation or eminent domain or other similar proceeding involving loss in excess of $100,000 or (c) any taking by condemnation or eminent domain or other similar proceeding of all or substantially all thereof (other than for temporary use).

            S. Zoning and Other Laws. To the Grove Contributors' knowledge, the Grove Projects and the use and operation thereof, separate and apart from any other properties, constitute a legal use under applicable zoning regulations and comply in all material respects with all applicable requirements of law and all applicable insurance requirements, and comply in all material respects with the applicable provisions of the Americans with Disabilities Act and the Fair Housing Amendments Act of 1988 and all applicable regulations issued thereunder and each similar applicable state law and regulation.

            T. Management Contracts. A correct and complete copy of each Management Contract (including all amendments thereto) has been provided to the Operating Partnership. Each Management Contract is unmodified (except for such amendments) and in full force and effect and neither the Management Company, any Grove Owner nor, to the Grove Contributors' knowledge, any other party to any Management Contract is in default thereunder.

            U. Service Contracts. Except as set forth in Schedule K, each Service Contract relating to any Grove Project may be terminated on thirty days' or less notice and without any material penalty. Each contract or other agreement specified on Schedule K is unmodified (except as set forth on Schedule
K) and in full force and effect and neither the Grove Owners nor, to the Grove Contributors' knowledge, any other party to any thereof is in default thereunder.

            V. Permits. Except for permits relating to Hazardous Materials (which are provided for in Section 4.1(j)), there have been issued in respect of the Grove Projects all permits and governmental approvals necessary or required to own, operate, use and occupy the Grove Projects in the manner currently operated. Each such permit is in full force and effect and the Grove Owners have not received any notice of violation or revocation thereof. No other permits are required from any governmental entity in order to operate the Grove Projects as they are now operated.

            W. Utilities. The Grove Owners have not received any notice of actual or threatened reduction or curtailment of any utility service now supplied to any Grove Project.

            X. Certificates of Occupancy. The Grove Owners have not received any notice of actual or threatened cancellation or suspension of the certificate of occupancy for any portion of any Grove Project and each such certificate of occupancy is in full force and effect.

            Y. Assessments. The Grove Owners have not received any notice of actual or threatened special assessments or reassessments of any Grove Project.

            Z. Condition of Projects. Except as set forth in Schedule L, the Partnership Improvements and the Burgundy Improvements are structurally sound and in good repair, and all mechanical, electrical, heating, air conditioning, drainage, sewer, water and plumbing systems are in proper working order.

            AA. Activities of Property Partnerships. The sole activities of each Property Partnership are (i) the ownership of its Project, (ii) the operation, leasing, financing and management of its Project and (iii) activities incidental to such ownership, operation, leasing, financing and management.

            BB. Property Partnership Agreements. Schedule M hereto is a true and correct list of all partnership agreements with respect to the Property Partnerships, including all modifications, amendments or supplements thereto. All such partnership agreements are in full force and effect in accordance with their respective terms and have not been modified or amended (except as indicated on Schedule M).

            CC. Title to Contributed Interests. Subject to the provisions of the partnership agreement of each Property Partnership, the Grove Contributors are the owners of the partnership interests, capital stock and other assets set forth opposite their respective names on Schedule A free and clear of all security interests, liens or other encumbrances.

            DD. Accredited Investor; Acquisition for Investment Purposes. Each Grove Contributor and each direct and indirect owner of such Grove Contributor is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Each of the Grove Contributors is acquiring the Units solely for its own account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution of any Units (other than in a transaction which is either registered under the Securities Act or exempt from such registration, and in compliance with all applicable Blue Sky or state securities laws or exempt therefrom). Each Grove Contributor agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the Units unless such Transfer complies with the Operating Partnership Agreement and is either (i) pursuant to an effective registration statement under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws, or (ii) exempt from registration under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws.

      4.2 Representations and Warranties of GREAT. To induce the Operating Partnership to execute, deliver and perform this Agreement, GREAT represents and warrants, to the Operating Partnership on and as of the date hereof as follows:

            A. Existence. GREAT: (i) is duly organized and validly existing under the laws of the state of its organization; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on such Other Contributor.

            B. Authorization, Execution, Etc. GREAT has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by GREAT of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by GREAT and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

            C. No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof by GREAT will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under
(i) the organizational documents of GREAT, (ii) any material applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any material agreement or instrument to which GREAT is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of GREAT, pursuant to the terms of any such agreement or instrument.

            D. Approvals. GREAT has obtained all material authorizations, approvals or consents of, and has made all material filings or registrations with, any governmental or regulatory authority or agency that are necessary for the execution, delivery or performance by GREAT of this Agreement or for the validity or enforceability thereof.

            E. Accredited Investor; Acquisition for Investment Purposes. GREAT is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act. GREAT is acquiring the Units solely for its own account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution of any Units (other than in a transaction which is either registered under the Securities Act or exempt from such registration, and in compliance with all applicable Blue Sky or state securities laws or exempt therefrom). GREAT agrees and acknowledges that it will not, directly or indirectly, Transfer any of the Units unless such Transfer complies with the Operating Partnership Agreement and is either (i) pursuant to an effective registration statement under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws, or (ii) exempt from registration under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws.

            F. Rent Roll. Schedule G hereto is a true and correct list of the rent rolls for the GREAT Projects, copies of which have been delivered to the Operating Partnership. Each rent roll is a true and correct rent roll for the applicable GREAT Project, showing, for each apartment unit the following information: (i) whether the unit is occupied and, if occupied, (ii) the name(s) of the tenant(s), (iii) the amount of rent, (iv) the amount of any security deposit, (v) the starting and termination date of the lease term, (vi) whether there is any delinquency and, if so, how much, (vii) unit type (e.g., 1, 2 or 3 bedroom) and number of baths, (viii) rentable square footage per unit, (ix) renewal options, if any, and (x) any utilities which are furnished as part of the rent.

            G. Parties In Possession. Except as shown on the rent rolls listed on Schedule G, no Person is in possession of any GREAT Project or any portion thereof, and no Person has any interest in any GREAT Project, or any portion thereof, except for GREAT.

            H. Leases. A correct and complete copy of each GREAT Lease (including all amendments thereto) has been provided to the Operating Partnership and each GREAT Lease is unmodified (except for such amendments) and in full force and effect and neither GREAT nor, to GREAT's knowledge, any other party to any thereof is in default thereunder.

            I. ERISA. GREAT has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

            J. Hazardous Materials. To GREAT's knowledge, except as disclosed in Schedule H hereto or in any environmental reports or audits furnished to the Operating Partnership prior to the date hereof, GREAT has obtained all permits, licenses and other authorizations which it is required to obtain under all Environmental Laws, and GREAT is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

            In addition, to GREAT's knowledge, except as disclosed in Schedule H hereto or in any environmental reports or audits furnished to the Operating Partnership prior to the date hereof:

                  (1) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened, by any governmental or other entity with respect to any alleged failure by GREAT to have any permit, license or authorization required in connection with the conduct of its business with respect to any generation, treatment, storage, recycling, transportation, release or disposal, or any release as defined in 42 U.S.C. ss. 9601(22), of any substance regulated under Environmental Laws ("Hazardous Materials") generated by GREAT.

                  (2) GREAT has not handled any Hazardous Material, other than as a generator, on any property now or previously owned or leased by it.

                  (3) No polychlorinated biphenyls are or have been present at any property now or previously owned or leased by GREAT.

                  (4) No asbestos is or has been present at any property now or previously owned or leased by GREAT.

                  (5) There are no underground storage tanks for Hazardous Materials, active or abandoned, at any property now or previously owned or leased by GREAT.

                  (6) No Hazardous Materials have been released and continue to affect the subject property, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned or leased by GREAT.

                  (7) No Hazardous Materials have been otherwise released at, on or under any property now or previously owned or leased by GREAT.

                  (8) GREAT has not transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may reasonably be expected to lead to claims against GREAT for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including claims under CERCLA.

                  (9) No notification of a release of a Hazardous Material has been filed by or on behalf of GREAT and no property now or previously owned or leased by GREAT is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

                  (10) There are no liens arising under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by GREAT and no government actions have been taken or are in process which could subject any of such properties to such liens and GREAT would not be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned or leased by it in any deed to such property.

                  (11) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of GREAT in relation to any property or facility now or previously owned or leased by it which have not been made available to the Operating Partnership.

            K. Title. GREAT is the sole beneficial owner of, and has good and marketable title to, the GREAT Projects, free and clear of all Title Defects.

            L. Financing Arrangements. Schedule I hereto is a true and correct list of all financing agreements to which GREAT is a party (other than those which are to be repaid or refinanced as part of the Consolidation Transactions), setting forth with respect to each the names of the parties, the dates thereof and of any modifications, amendments or supplements thereto, and the principal amount of the indebtedness evidenced or secured thereby.

            M. Employees. GREAT has complied in all material respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes (in each case except where any statute of limitations applicable to non-compliance has expired without any claim having been made with respect to such non-compliance), and is not liable for any arrearage of wages, taxes or penalties for failure to comply with any of the foregoing.

            N. Solvency. None of the transactions contemplated by this Agreement will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of GREAT, and GREAT is not and will not be rendered insolvent by such transactions or will have received fair and reasonably equivalent value in good faith for the contribution and sale of assets pursuant to this Agreement. GREAT is able to pay its debts as they become due, including contingent obligations reasonably likely to become due.

            O. Delinquent Property Liens. Except for claims which are not material in amount or which are expressly permitted to exist under this Agreement or which otherwise constitute Permitted Exceptions, there is no delinquent tax, sewer rent, water charge, assessment or other outstanding charges against any of the GREAT Real Estate. Except as shown in the title policy, there are no mechanics' liens or similar Title Defects or, to GREAT's knowledge, claims for overdue payment for work performed by or on behalf of GREAT, labor or material affecting the GREAT Projects and there are no mechanics' liens or similar Title Defects or claims affecting the GREAT Projects which have not been insured or endorsed over by the Title Company issuing the Title Policies.

            P. Insurance. The GREAT Projects are covered by insurance of the type and in the amounts set forth on Schedule J.

            Q. Improvements. Except as disclosed in the Surveys or Title Commitments, all GREAT Improvements lie wholly within the boundary and building restriction lines of the GREAT Real Estate and no improvements on adjoining properties encroach upon the GREAT Real Estate in any respect.

            R. Casualty; Condemnation. The GREAT Projects are free of material damage and waste and there is no proceeding pending or, to the best of GREAT'S knowledge, threatened, for the total or partial taking of any GREAT Project, and there has not occurred with respect to any GREAT Project any (i) damage or destruction which would cost more than $100,000 to repair, (b) any taking by condemnation or eminent domain or other similar proceeding involving loss in excess of $100,000 or (c) any taking by condemnation or eminent domain or other similar proceeding of all or substantially all thereof (other than for temporary use).

            S. Zoning and Other Laws. To GREAT's knowledge, the GREAT Projects and the use and operation thereof, separate and apart from any other properties, constitute a legal use under applicable zoning regulations and comply in all material respects with all applicable requirements of law and all applicable insurance requirements, and comply in all material respects with the applicable provisions of the Americans with Disabilities Act and the Fair Housing Amendments Act of 1988 and all applicable regulations issued thereunder and each similar applicable state law and regulation.

            T. Management Contracts. A correct and complete copy of each Management Contract relating to any GREAT Project (including all amendments thereto) has been provided to the Operating Partnership. Each such Management Contract is unmodified (except for such amendments) and in full force and effect and neither GREAT nor, to GREAT's knowledge, any other party to any Management Contract is in default thereunder.

            U. Service Contracts. Except as set forth in Schedule K, each Service Contract relating to any GREAT Project may be terminated on thirty days' or less notice and without any material penalty. Each contract or other agreement specified on Schedule K is unmodified (except as set forth on Schedule
K) and in full force and effect and neither GREAT nor, to GREAT's knowledge, any other party to any thereof is in default thereunder.

            V. Permits. Except for permits relating to Hazardous Materials (which are provided for in Section 4.1(j)), there have been issued in respect of the GREAT Projects all permits and governmental approvals necessary or required to own, operate, use and occupy the GREAT Projects in the manner currently operated. Each such permit is in full force and effect and GREAT has not received any notice of violation or revocation thereof. No other permits are required from any governmental entity in order to operate the GREAT Projects as they are now operated.

            W. Utilities. GREAT has not received any notice of actual or threatened reduction or curtailment of any utility service now supplied to any GREAT Project.

            X. Certificates of Occupancy. GREAT has not received any notice of actual or threatened cancellation or suspension of the certificate of occupancy for any portion of any GREAT Project and each such certificate of occupancy is in full force and effect.

            Y. Assessments. GREAT has not received any notice of actual or threatened special assessments or reassessments of any GREAT Project.

            Z. Condition of Projects. Except as set forth in Schedule L, the GREAT Improvements are structurally sound and in good repair, and all mechanical, electrical, heating, air conditioning, drainage, sewer, water and plumbing systems are in proper working order.

      4.3 Representations and Warranties of the Other Contributors. To induce the Operating Partnership to execute, deliver and perform this Agreement, each of the Other Contributors represents and warrants, with respect to itself and not with respect to any Other Contributor, severally (and not jointly), to GREAT and the Operating Partnership on and as of the date hereof as follows:

            A. Existence. Each Other Contributor that is not a natural person:
(i) is duly organized and validly existing under the laws of the state of its organization; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on such Other Contributor.

            B. Authorization, Execution, Etc. Each Other Contributor has, in the case of any Other Contributor other than an individual, all necessary power and authority, and in the case of a natural person, the legal capacity to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by each Other Contributor of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by each Other Contributor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

            C. No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof by any Other Contributor will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under (i) the organizational documents of such Other Contributor, (ii) any material applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any material agreement or instrument to which any such Other Contributor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of any such Other Contributor, pursuant to the terms of any such agreement or instrument.

            D. Approvals. Each Other Contributor has obtained all material authorizations, approvals or consents of, and have made all material filings or registrations with, any governmental or regulatory authority or agency that are necessary for the execution, delivery or performance by such Other Contributor of this Agreement or for the validity or enforceability thereof.

            E. Title to Contributed Interests. Subject to the provisions of the partnership agreement of each Property Partnership, each Other Contributor is the owner of the partnership interests, capital stock and other assets set forth opposite its name on Schedule A free and clear of all security interests, liens or other encumbrances.

            F. Accredited Investor; Acquisition for Investment Purposes. Each Other Contributor and each direct and indirect owner of such Other Contributor is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act. Each of the Grove Contributors is acquiring the Units solely for its own account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution of any Units (other than in a transaction which is either registered under the Securities Act or exempt from such registration, and in compliance with all applicable Blue Sky or state securities laws or exempt therefrom).

Each Other Contributor agrees and acknowledges that it will not, directly or indirectly, Transfer any of the Units unless such Transfer complies with the Operating Partnership Agreement and is either (i) pursuant to an effective registration statement under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws, or (ii) exempt from registration under the Securities Act and qualification or other compliance under applicable Blue Sky or state securities laws.

      4.4 Representations and Warranties of the Operating Partnership. To induce the Contributors to execute, deliver and perform this Agreement, the Operating Partnership represents and warrants to the Contributors on and as of the date hereof as follows:

            A. Existence. The Operating Partnership: (i) is a limited partnership duly organized and validly existing under the laws of the State of Delaware; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Operating Partnership.

            B. Authorization, Execution, Etc. The Operating Partnership has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Operating Partnership of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by the Operating Partnership and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

            C. No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under (i) the organizational documents of the Operating Partnership, (ii) any material applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any agreement or instrument to which the Operating Partnership is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of the Operating Partnership pursuant to the terms of any such agreement or instrument.

            D. Approvals. The Operating Partnership has obtained all material authorizations, approvals or consents of, and has made all material filings or registrations with, any governmental or regulatory authority or agency that are necessary for the execution, delivery or performance by the Operating Partnership of this Agreement or for the validity or enforceability thereof.

            E. Units; Common Shares. The Units, when issued to the Contributors, will not be subject to any lien, claim, encumbrance, restriction upon voting right, preemption right or other claim of any third party, other than pursuant to federal or state securities laws or the Operating Partnership Agreement. The Units, when issued to the Contributors, will be duly and validly issued partnership units in the Operating Partnership. Any Common Shares which may be issued in redemption of Units will, when issued, be duly and validly issued, fully paid, non-assessable and shall not be subject to any preemptive or similar rights.

            F. Securities Act Compliance. Assuming the truth and accuracy of the representations and warranties in Sections 4.1.DD, 4.2.E and 4.3.F hereof, the issuance of Units to the Contributors pursuant to this Agreement is exempt from the registration requirements of the Securities Act.

      4.5 Survival of Representations and Warranties. The representations and warranties of the parties contained in this Article 4 shall survive the Closing; provided, that any claim for breach by the Grove Contributors or GREAT of any Property-Related Representation and Warranty must be asserted within one (1) year of discovery by the party asserting same, and in any event within two (2) years after the Closing Date.

                                   ARTICLE 5

                                CLOSING MATTERS

      5.1 Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Operating Partnership's attorneys on the date (the "Closing Date") on which the Consolidation Transactions are consummated. The Closing shall take place concurrently with the consummation of the other Consolidation Transactions. As of the Closing Date, the Title Company shall be willing to approve and insure title to the Real Estate, subject only to the Permitted Exceptions, at regular premium rates, under its ALTA Form Owner's Policy.

      5.2 New York Style Closing. The transactions contemplated hereby shall be closed by means of a so-called "New York Style Closing," with the concurrent delivery of the documents of title, transfers of interests, delivery of the Title Policies and transfer of the Units and all other consideration to be paid to the Contributors pursuant to this Agreement. The Contributors shall provide any undertaking to the Title Company necessary for the New York Style Closing to occur or for the satisfaction of any other requirement for Closing.

      5.3 Surveys, Title Commitments and Searches. At or prior to the Closing, the Contributors shall deliver to the Operating Partnership the following:

            (a) Surveys. A plat of Survey of each Project prepared within _____ months of the date hereof by a surveyor licensed by the state in which such Project is located in conformity with such standards as are required by the Operating Partnership and the Title Company.

            (b) Title Commitments. A Title Commitment for each Project for an ALTA Form Owner's Policy issued by the Title Company showing title to the Real Estate in the applicable Owner, subject only to the Permitted Exceptions, which Title Commitments shall include such endorsements as may be reasonably requested by the Operating Partnership.

            (c) Searches. UCC, judgment and tax lien searches on the names of the Contributors and the Owners (the "Searches") showing no Title Defect as to the Projects unless the same is to be paid and released at or prior to Closing.

      5.4 Title Policies. [To come]

                                   ARTICLE 6

                              CLOSING DELIVERIES

      6.1 The Contributors' Deliveries. At the Closing, the Contributors shall deliver to the Operating Partnership the following, all in form and substance reasonably satisfactory to the Operating Partnership:

            A. deeds for the GREAT Real Estate, which shall be in recordable form and shall be the form of deed customarily used in Connecticut for properties similar to the GREAT Projects, duly executed and acknowledged by GREAT, conveying to the Operating Partnership, good, marketable and indefeasible fee simple title to the GREAT Real Estate, the GREAT Improvements and any fixtures located thereon, in proper form for recording and subject only to the Permitted Exceptions;

            B. general warranty bills of sale, duly executed and acknowledged by GREAT, conveying to the Operating Partnership title to the GREAT Personalty, free and clear of all liens, encumbrances, claims and security interests, with express warranties of good title;

            C. assignments, duly executed and acknowledged by GREAT, conveying title to the Operating Partnership, free and clear of all liens, encumbrances, claims and security interests, to (i) the GREAT Intangible Property; (ii) each GREAT Lease and each Service Contract relating to any of the GREAT Projects;
(iii) any security deposits, prepaid rents or other monies, if any, held by or for GREAT with respect to the GREAT Projects, along with an accounting of any such security deposits, prepaid rents or other monies;

            D. an original executed copy of each GREAT Lease and Service Contract that is assigned to the Operating Partnership;

            E. a certification by GREAT stating GREAT's U.S. Taxpayer identification number and that GREAT is not a "foreign person" or a "foreign corporation" (as defined under Internal Revenue Code Section 1445 and Section
7701);

            F. any state, county and city documentary stamp declarations or transfer tax forms required to be signed by GREAT or in connection with the conveyance of each of the GREAT Projects, duly executed by GREAT, as necessary or customary in the jurisdiction in which each GREAT Project is located;

            G. cash in an amount equal to the New Equity Proceeds, payable by wire transfer of immediately available funds;

            H. documents evidencing the withdrawal by each Withdrawing Partner as a general partner in the applicable Non-Liquidating Property Partnership, as set forth on Schedule A;

            I. assignments, duly executed and acknowledged by each Non-Liquidating Partnership Contributor, conveying title to the Operating Partnership, free and clear of all liens, encumbrances, claims and security interests, of such Non-Liquidating Partnership Contributor's interests in the Non-Liquidating Partnerships, as set forth on Schedule A;

            J. assignments, duly executed and acknowledged by each Liquidating Partnership Contributor, conveying to the Operating Partnership, free and clear of all liens, encumbrances, claims and security interests, of such Liquidating Partnership Contributor's interests in the Liquidating Partnerships, as set forth on Schedule A;

            K. general warranty bills of sale, duly executed and acknowledged by the Management Company, conveying to the Operating Partnership the assets included in the Management Company Assets and Liabilities;

            L. deeds for the Burgundy Real Estate, which shall be in recordable form and shall be the form of deed customarily used in Connecticut for properties similar to the Burgundy Project, duly executed and acknowledged by Burgundy, conveying to the Operating Partnership, good, marketable and indefeasible fee simple title to the Burgundy Real Estate, the Burgundy Improvements and any fixtures located thereon, in proper form for recording and subject only to the Permitted Exceptions;

            M. general warranty bills of sale, duly executed and acknowledged by Burgundy, conveying to the Operating Partnership title to the Burgundy Personalty, free and clear of all liens, encumbrances, claims and security interests, with express warranties of good title;

            N. assignments, duly executed and acknowledged by Burgundy, conveying title to the Operating Partnership, free and clear of all liens, encumbrances, claims and security interests, to (i) the Burgundy Intangible Property; (ii) each Burgundy Lease and each Service Contract relating to the Burgundy Project; (iii) any security deposits, prepaid rents or other monies, if any, held by or for Burgundy with respect to the Burgundy Project, along with an accounting of any such security deposits, prepaid rents or other monies;

            O. an original executed copy of each Burgundy Lease and Service Contract that is assigned to the Operating Partnership;

            P. a certification by Burgundy stating Burgundy's U.S. Taxpayer identification number and that Burgundy is not a "foreign person" or a "foreign corporation" (as defined under Internal Revenue Code Section 1445 and Section
7701);

            Q. any state, county and city documentary stamp declarations or transfer tax forms required to be signed by Burgundy or in connection with the conveyance of the Burgundy Project, duly executed by Burgundy, as necessary or customary in the jurisdiction in which the Burgundy Project is located;

            R. letters addressed to each and every existing tenant at each of the Wholly-Owned Projects stating that the Project has been sold to the Operating Partnership, that all rent is payable to the Operating Partnership, stating the amount of the security deposit, and that the security deposit has been transferred to the Operating Partnership;

            S. a counterpart of the Operating Partnership Agreement duly executed by or on behalf of each Contributor; and

            T. all such further instruments and documents as may be necessary, expedient, proper, or appropriate in the reasonable opinion of the Operating Partnership, in order to complete the transactions contemplated hereby.

      6.2 The Operating Partnership's Deliveries. At the Closing, the Operating Partnership shall deliver to the Contributors the following, all in form and substance reasonably satisfactory to the Contributors:

            A. the Units and cash in accordance with Section 3.1 hereof;

            B. cash to the Liquidating Partnerships in accordance with Section 2.4B hereof;

            C. a counterpart of the Operating Partnership Agreement duly executed by GREAT, as general partner, and all other parties thereto (other than the Contributors);

            D. countersigned copies of any documents listed in Section 6.1 hereof which are required to be signed by the Operating Partnership, including, without limitation, an assumption agreement under which the Operating Partnership assumes the liabilities included in the Management Company Assets and Liabilities; and

            E. any state, county and city documentary stamp declarations or transfer tax forms required to be signed by the Operating Partnership or in connection with the conveyance of each of the GREAT Projects and the Burgundy Project, duly executed by the Operating Partnership, as necessary or customary in the jurisdiction in which each GREAT Project and the Burgundy Project are located.

      6.3 Concurrent Transactions. All documents or other deliveries required to be made pursuant to this Agreement at or prior to Closing, and the Consolidation Transactions, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by all the parties hereto shall have been made and the Consolidation Transactions shall have been consummated.

      6.4 Further Assurances. The parties hereto, at the Closing, or at any time or from time to time thereafter, upon request of either party, will execute such additional instruments, documents or certificates as any other party deems reasonably necessary in order to effect the transactions contemplated hereby.

      6.5 Possession. Possession of the Wholly-Owned Projects shall be delivered to the Operating Partnership at Closing.

                                    ARTICLE 7

                        APPORTIONMENTS; SECURITY DEPOSITS

      7.1 Apportionments for Wholly-Owned Projects. Adjustments in respect of the Wholly-Owned Projects shall be made between the applicable Contributors and the Operating Partnership for the following items, pro-rated on a per diem basis, as of midnight of the day preceding the Closing Date:

            A. Rents and other charges paid under each Lease relating to the Wholly-Owned Projects, or any portion thereof.

            B. Real estate, personal property and ad valorem taxes and other state or city taxes, charges and assessments affecting the Wholly-Owned Projects, or any portion thereof, not yet due and payable, shall be prorated on the basis of the most recent fiscal year for which the same are levied or assessed; provided, that if the amount of any such taxes, charges or assessments shall not be fixed or ascertainable before the Closing Date, the proration thereof on the date of the Closing shall be upon the basis of the most recent ascertainable amount of such taxes, charges and assessments in which event, there shall be a re-proration of such tax, charge or assessment immediately upon receipt of the actual bill therefor, and, within ten (10) days of the receipt of such bill, the applicable Contributors shall pay the Operating Partnership or the Operating Partnership shall pay the applicable Contributors, as the case may be, any amount due the other party as a result of such re-proration.

            C. Charges for water, electricity, sewer rental, gas, telephone and other utilities for the Wholly-Owned Projects (normally billed to the Contributors, not to tenants) will be paid by the applicable Contributors on a per diem basis on the basis of readings or the most recent available bills (subject to readjustment on receipt of bills covering the period in which the Closing occurs). To the extent deposits held on behalf of GREAT, the Liquidating Partnerships or Burgundy by utility companies are transferable to the Operating Partnership, the applicable Contributors shall receive a credit at Closing in the amount of such deposits and such deposits shall be transferred and placed in the name of the Operating Partnership. Otherwise, the applicable Contributors shall receive a refund of such deposits and the Operating Partnership shall have no claim with regard to the same.

            D. Charges under existing Service Contracts assigned to the Operating Partnership, if any, and other ordinary costs and expenses for maintenance and protection of the Wholly-Owned Project for which payment has been made or is due for the periods prior to and after Closing.

            E. Such additional adjustments as are normally made in connection with the sale of property similar to the Wholly-Owned Projects in the county and state where the Wholly-Owned Projects are located.

      7.2 Apportionments for Non-Liquidating Partnerships. Adjustments in respect of the partnership interests in the Non-Liquidating Partnerships shall be made between the applicable Non-Liquidating Partnership Contributors and the Operating Partnership as follows, as of midnight of the day preceding the Closing Date:

            A. The Non-Liquidating Partnership Contributors and the other partners in each Non-Liquidating Partnership (collectively, the "Existing Partners") shall be entitled to all revenues of the Non-Liquidating Partnerships from all sources, including, without limitation, from the proceeds of operations, leasing and financing (collectively, "Revenues") payable or accruing to such Non-Liquidating Partnership through the Closing Date (whether or not actually received prior to the Closing Date). Each Non-Liquidating Partnership shall be entitled to all Revenues accruing to such Non-Liquidating Partnership on and after the Closing Date (whether or not actually received on or after the Closing Date).

            B. The Existing Partners shall bear all expenses, obligations and liabilities of each Non-Liquidating Partnership accruing through the Closing Date. Expenses, obligations and liabilities of each Non-Liquidating Partnership accruing on or after the Closing Date, shall be the responsibility of such Non-Liquidating Partnership after the Closing Date.

            C. Subject to the contrary provisions of any applicable partnership agreement, all income, gains, losses, deductions and credits of each Non-Liquidating Partnership accruing prior to the Closing Date shall be allocated to its Existing Partners. After the Closing Date, the respective shares of the partners in each Non-Liquidating Partnership in the revenues, distributions, expenses, income, gains, losses, deductions and credits of such Non-Liquidating Partnership shall be in accordance with its partnership agreement.

      7.3 Apportionments for Management Company. Adjustments in respect of the Management Company Assets and Liabilities shall be made between the applicable Contributors and the Operating Partnership as follows, as of midnight of the day preceding the Closing Date:

            A. The applicable Contributors shall be entitled to all revenues in respect of the Management Company Assets and Liabilities from all sources payable or accruing through the Closing Date (whether or not actually received prior to the Closing Date). The Operating Partnership shall be entitled to all revenues in respect of the Management Company Assets and Liabilities from all sources payable or accruing on or after the Closing Date (whether or not actually received on or after the Closing Date).

            B. The applicable Contributors shall bear all expenses, obligations and liabilities in respect of the Management Company Assets and Liabilities accruing through the Closing Date. Expenses, obligations and liabilities in respect of the Management Company Assets and Liabilities accruing on or after the Closing Date, shall be the responsibility of the Operating Partnership after the Closing Date.

      7.4 Payment of Apportionments. At the Closing, the number of Contributors' Units that the Operating Partnership is required to transfer to the Contributors pursuant to Section 3.1 hereof shall be increased (or decreased) by an amount equal to the net amount owing to (or owed by) the Contributors under Sections
7.1 through 7.3 hereof divided by the Unit Value.

      7.5 Security Deposits. At the Closing, GREAT, the Liquidating Partnerships and Burgundy shall pay to the Operating Partnership, in cash, the aggregate amount of any security deposits which the Leases at the Wholly-Owned Projects provide have been delivered by tenants, together with all interest on such security deposits which is due to any tenant under the provisions of any lease or applicable law.

                                    ARTICLE 8

                                   INDEMNITIES

      8.1 The Contributors' Indemnity.

            A. Grove Contributors. Subject to the limitations on liability set forth in Sections 8.4.B and 8.5 hereof, the Grove Contributors agree, jointly and severally, to indemnify, defend (with counsel mutually acceptable to the Operating Partnership and the Grove Contributors) and hold the Operating Partnership harmless from and against any Damages to the Operating Partnership resulting from any inaccuracy in or breach of any representation or warranty of the Grove Contributors or resulting from any breach or default by the Grove Contributors of any Obligation of the Grove Contributors under this Agreement.

            B. GREAT. Subject to the limitations on liability set forth in
Section 8.4.B and 8.5, GREAT agrees to indemnify, defend (with counsel mutually acceptable to Operating Partnership and GREAT) and hold the Operating Partnership harmless from and against any Damages to the Operating Partnership resulting from any inaccuracy in or breach of any representation or warranty of GREAT or resulting from any breach or default by GREAT of any Obligation of GREAT under this Agreement.

            C. Other Contributors. Subject to the limitations on liability set forth in Section 8.4.B, each Other Contributor agrees severally (and not jointly) to indemnify, defend (with counsel mutually acceptable to the Operating Partnership and such Other Contributor) and hold the Operating Partnership harmless from and against any Damages to the Operating Partnership resulting from any inaccuracy in or breach of any representation or warranty of such Other Contributor or resulting from any breach or default by such Other Contributor of any Obligation of such Other Contributor under this Agreement.

      8.2 The Operating Partnership's Indemnity. Subject to the limitation on liability set forth in Section 8.4.A hereof, the Operating Partnership agrees to indemnify, defend (with counsel mutually acceptable to the Operating Partnership and the applicable Contributors) and hold the Contributors harmless from and against any Damages to the Contributors resulting from any inaccuracy in or breach of any representation or warranty of the Operating Partnership or resulting from any breach or default by the Operating Partnership of any Obligation of the Operating Partnership under this Agreement.

      8.3 Notice of Claims. Each Contributor and the Operating Partnership, as applicable, shall promptly notify the other in the event any claim is made against it as to which the other party has agreed to indemnify and the indemnitor shall thereupon undertake to defend and hold the indemnitee harmless therefrom.

      8.4 Limitation on Liability.

            A. The Contributors shall look solely to the assets of the Operating Partnership for satisfaction of any liability of the Operating Partnership in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of GREAT or the partners, officers, directors, shareholders or employees of the Operating Partnership and GREAT.

            B. The Operating Partnership shall look solely to the applicable Contributors' Units issued to such Contributor pursuant to this Agreement, (together with any securities issuable with respect to such Units) for satisfaction of any liability of the Contributors in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the Contributors or the partners, officers, directors, shareholders or employees of the Contributors and its partners.

      8.5 Limitations on Indemnification Obligations.

            A. Neither the Grove Contributors nor GREAT shall not have any liability under this Agreement for Damages resulting from any inaccuracy in or breach of any Property-Related Representation and Warranty unless the aggregate of all Damages for which either the Grove Contributors or GREAT, as the case may be, would, but for this sentence, be liable exceeds $50,000 on a cumulative basis, and then either the Grove Contributors or GREAT, as the case may be, shall be liable only for amounts exceeding such amount.

            B. Claims for indemnification for any Damages resulting from a breach of any Property-Related Representation and Warranty shall not be brought or made after one year from discovery of such breach by GREAT's Board of Trust Managers, or, in any event, after two years from the date of the consummation of the Consolidation Transactions; provided that such time limitation shall not apply to any item as to which the party to be indemnified shall have, before the expiration of such period, previously made a claim by delivering a notice (stating, in reasonable detail, the basis of such claim) to the indemnifying party.

                                    ARTICLE 9

                                  MISCELLANEOUS

      9.1 Expenses. The Operating Partnership shall be responsible for all costs incurred by the Contributors and the Operating Partnership directly or indirectly relating to the transactions contemplated hereby (collectively, the "Expenses"), including all sales, use, recording and transfer taxes, all costs of the Surveys, all title insurance premiums and charges for the issuance of the Title Policies, including the charges for title endorsements, the charges for the New York Style Closing, all testing and inspection costs, and all legal, accounting, consulting and engineering fees. The Operating Partnership shall reimburse the Contributors for all of the Expenses paid or payable by the Contributors.

      9.2 Brokerage. The Contributors and the Operating Partnership each hereby represent and warrant to the other that neither has dealt with any broker or finder in connection with the transactions contemplated hereby, and each hereby agrees to indemnify, defend and hold the other harmless of and from any and all manner of claims, liabilities, loss, damage, attorneys' fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any such broker or finder in contravention of its representation and warranty herein contained.

      9.3 Survival. Except as expressly provided or limited to the contrary herein or in any instrument delivered pursuant hereto, the representations, warranties, obligations, covenants, agreements, undertakings and indemnifications of the parties contained herein or in any instrument required to be delivered pursuant hereto shall survive the Closing.

      9.4 Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both the Operating Partnership and the Contributors have contributed substantially and materially to the preparation of this Agreement.

      9.5 General. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which, taken together, shall constitute but one and the same instrument. This Agreement (including all Schedules hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto and may not be amended, supplemented or terminated except by written agreement between the parties hereto, nor shall any Obligation hereunder or condition hereof be deemed waived, except by a written instrument to such effect signed by the party to be charged. The warranties, representations, agreements and undertakings contained herein shall not be deemed to have been made for the benefit of any Person, other than the parties hereto and their permitted successors and assigns.

      9.6 Headings. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

      9.7 Governing Law; Parties at Interest. This Agreement will be governed by the law of the State of New York, and will bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

      9.8 Power of Attorney. Each Contributor does hereby make, constitute and appoint Brian Navarro, Damon Navarro, Edmund Navarro and Joseph LaBrosse, and each of them, its true and lawful attorney-in-fact, with full power of substitution and resubstitution, to negotiate, execute and deliver any and all other documents which such attorney deems necessary or desirable in order to consummate the transactions contemplated hereby in accordance with this Agreement. Such attorney (and any substitute named by such attorney) shall have full power and authority to do and perform in the name and on behalf of such Contributor in any and all capacities, every act whatsoever necessary or desirable to be done in connection with the foregoing as such Contributor might or could do in person. Each Contributor hereby ratifies and approves the acts of such attorney and any substitute therefor.



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      IN WITNESS WHEREOF, the parties hereto have executed or caused this
Agreement to be executed, all as of the day and year first above written.

                              GROVE REAL ESTATE ASSET TRUST


                              By: _______________________________
                                  Damon Navarro
                                  President



                              GROVE OPERATING, L.P.

                              By: GROVE REAL ESTATE ASSET TRUST,
                                    its general partner


                              By: _______________________________
                                  Damon Navarro
                                  President


                              CONTRIBUTORS:




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